UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2012

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street, Altavista, Virginia		24517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 21, 2012, Pinnacle Bankshares Corporation (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Company’s common stock, $3.00 par value (the “Common Stock”), under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Section 12(g)(4) of the Exchange Act as amended by the Jumpstart Our Business Startups Act (or JOBS Act).

The Section 12(g) deregistration will become effective 90 days after filing. Until the Section 12(g) deregistration is effective on December 20, 2012, the Company will continue to file all reports required by Exchange Act Sections 13(a), 14 and 16. After the Section 12(g) deregistration is effective, pursuant to Section 15(d) of the Exchange Act, the Company will continue to file Current Reports on Form 8-K through December 31, 2012, and during the first quarter of 2013 will file the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012. The Company intends to make subsequent filings with the SEC in early 2013 to suspend its remaining Exchange Act reporting obligations and exit the SEC reporting system.

The Company expects that the Section 12(g) deregistration and the future suspension of Section 15(d) reporting obligations will provide substantial cost savings in the form of reduced audit, legal, compliance and filing expenses, as well as the elimination of other administrative costs related to complying with the Exchange Act. After it exits the SEC reporting system, the Company intends to provide shareholders with important financial information on a quarterly and annual basis through mailings to shareholders and postings on the website of the Company’s subsidiary, First National Bank. Additional financial information will also be available in the publicly available call reports filed by First National Bank.

The Company’s Common Stock is currently traded on the OTC Markets Group – QB Tier under the symbol “PPBN,” which is also available to non-reporting bank holding companies. Therefore, the current trading platform for the Company’s Common Stock is not expected to change with deregistration.

Note: This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “plan,” and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Forward-looking statements in this report include, without limitation, statements regarding the anticipated impact of deregistration of the Common Stock under Sections 12(g) and 15(d) of the Exchange Act, future trading of the Common Stock and future communications with shareholders. The Company’s actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements as a result of unforeseen external factors. For information on risk factors that could affect the Company’s forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and other reports filed with and furnished to the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to Shareholders of Pinnacle Bankshares Corporation dated September 21, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION
(Registrant)

Date: September 21, 2012	By:	/s/ Bryan M. Lemley

Bryan M. Lemley
Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit

99.1	Letter to Shareholders of Pinnacle Bankshares Corporation dated September 21, 2012.

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